HAMILTON LANE INCORPORATED REPORTS THIRD QUARTER FISCAL 2021 RESULTS, WITH MANAGEMENT & ADVISORY FEES GROWING BY NEARLY 26% AND ASSETS UNDER MANAGEMENT GROWING BY 14% YEAR-OVER-YEAR

BALA CYNWYD, PENN. – February 2, 2021 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported its results for the third fiscal quarter ended December 31, 2020.

THIRD QUARTER FISCAL 2021 HIGHLIGHTS

•Assets under management – Total assets under management of approximately $76 billion grew 14% year-over-year. Fee-earning assets under management increased 9% to approximately $40 billion over the same period.

•Revenue – Management and advisory fees of approximately $75 million for the quarter represents growth of nearly 26% versus the prior year period.

•Carried Interest – Unrealized carried interest balance of approximately $497 million was up nearly 22% year-over-year.

•Earnings per share – GAAP EPS of $0.96 on approximately $33.2 million of GAAP net income for the quarter.

•Dividend – Declared a quarterly dividend of $0.3125 per share of Class A common stock to record holders at the close of business on March 15, 2021 that will be paid on April 6, 2021. The target full-year dividend of $1.25 represents a 13.6% increase from the prior fiscal year dividend.

Hamilton Lane issued a full detailed presentation of its third quarter fiscal 2021 results, which can be accessed by clicking here.

Hamilton Lane CEO Mario Giannini commented: “Despite an incredibly challenging 2020 on many fronts, we continued to deliver strong growth, opening new offices, hiring talent across a number of strategic areas, and introducing new product and service offerings. That we were able to persevere during such a time speaks to our high caliber employee base, as well as our strong culture of support and dedication.”

Conference Call
Hamilton Lane will discuss third quarter fiscal 2021 results in a webcast and conference call today, Tuesday, February 2, 2021, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on the Shareholders page of Hamilton Lane’s website.

To listen to the conference call and in order to ask questions, attendees may pre-register by clicking here and using the conference ID 9466747. After registration, attendees will receive an email with dial-in details. Anyone experiencing trouble accessing the call in this manner may dial (888) 869-1189 or (706) 643-5902 for assistance.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Shareholders page of Hamilton Lane’s website.

About Hamilton Lane
Hamilton Lane (NASDAQ: HLNE) is a leading alternative investment management firm providing innovative private markets solutions to sophisticated investors around the world. Dedicated to private markets investing for 29 years, the firm currently employs over 400 professionals operating in offices throughout North America, Europe, Asia-Pacific and the Middle East. Hamilton Lane has approximately $657 billion in assets under management and supervision, composed of approximately $76 billion in discretionary assets and approximately $581 billion in advisory assets, as of December 31, 2020. Hamilton Lane offers a full range of investment products and services that enable clients to participate in the private markets asset class on a global and customized basis. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on Twitter: @hamilton_lane.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with investment guidelines set by our clients; our ability to consummate planned acquisitions and successfully integrate the acquired businesses with ours; our ability to manage risks associated with pursuing new lines of business; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the

fiscal year ended March 31, 2020 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Investor Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 240 888 4078

1Hamilton Lane l Global Leader in the Private Markets Fiscal Year 2021 Third Quarter Results Earnings Presentation - February 2, 2021

2Hamilton Lane l Global Leader in the Private Markets Today's Speakers Erik Hirsch Vice Chairman Atul Varma Chief Financial Officer John Oh Investor Relations Manager Andrea Kramer Hamilton Lane Alliance CEO

3Hamilton Lane l Global Leader in the Private Markets Period Highlights Business Performance Financial Results Dividend • Assets under management and fee-earning assets under management were approximately $76 billion and $40 billion, respectively, as of December 31, 2020, increases of 14% and 9%, respectively, compared to December 31, 2019 • Management and advisory fees increased 16% compared to the nine months ended December 31, 2019 USD in millions except per share amounts Q3 FY21 QTD Q3 FY21 YTD vs. Q3 FY20 YTD Management and advisory fees $75.3 $208.9 16 % GAAP net income $33.2 $58.3 45 % GAAP EPS $0.96 $1.78 24 % Non-GAAP EPS1 $0.87 $1.78 26 % Fee Related Earnings1 $37.8 $93.8 28 % Adjusted EBITDA1 $46.1 $118.2 30% • Declared a quarterly dividend of $0.3125 per share of Class A common stock to record holders at the close of business on March 15, 2021 1Non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 21 and 22 of this presentation.

4Hamilton Lane l Global Leader in the Private Markets Total Assets Under Management/Advisement ($B) Total AUA Total AUM 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 $0 $100 $200 $300 $400 $500 $600 $700 CAG R: 2 0% Y-o-Y Growth AUM: 14 % AUA: 38% $657B AUM & AUA Growing Asset Footprint & Influence $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $410 $422 $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $59 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. 1 $ 581 $ 76 $66

5Hamilton Lane l Global Leader in the Private Markets Total Fee-Earning Assets Under Management ($B) $17 $18 $21 $22 $25 $23 $25 $7 $9 $10 $11 $14 $14 $15 Customized Separate Accounts Specialized Funds Mar-16 Mar-17 Mar-18 Mar-19 Mar-20 Dec-19 Dec-20 $0 $10 $20 $30 $40 $50 Fee-Earning AUM growth continues and annual fee rates are stable CAGR: 1 3% Total Management Fee Revenues as a % of Average FEAUM Fee-Earning AUM Driving Revenues *Numbers may not tie due to rounding 1Reflects retroactive fees of $2.8M from a co-investment fund 2Reflects retroactive fees of $10.8M from latest secondary fund Y-o-Y Drivers of Growth Customized Separate Accounts: • New client wins • Client re-ups Specialized Funds: • Closed impact fund • Fundraising 5th secondary fund, 5th direct equity fund, credit-oriented (2020 series) fund and evergreen fund .58%2.56%.57% .55% .56% .56%1 $34 $37 $24 $27 $31 $39 $40

6Hamilton Lane l Global Leader in the Private Markets AUM & AUA Drivers Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationships with Hamilton Lane Select funds in market: • Secondary fund • Credit-oriented fund • Evergreen fund • Direct equity fund Typically larger clients with wide- ranging mandates which include technology-driven reporting, monitoring and analytics services and consulting services; opportunity set continues to be robust • $1.7B year-over-year increase in FEAUM • +80% of our gross contributions during the last 12 months came from existing clients • $1.6B year-over-year increase in FEAUM • Closings during Q3 FY21: ◦ Secondary fund: $575M ◦ Direct equity fund: $318M ◦ Credit-oriented fund: $182M • $159B year-over-year increase in AUA AUM AUA

7Hamilton Lane l Global Leader in the Private Markets Financial Highlights

Consolidated Revenue

Strong revenue growth across management and advisory fees

Management and Advisory Fees


YTD
Y-o-Y Growth: 16%
USD in Millions
$180
$209
Q3 FY20
Q3 FY21


Long-Term Growth
CAGR: 11%
USD in Millions
$146
$245
FY15
FY20

- Recurring management and advisory fees represented an average of just under 90% of total revenues over the past five fiscal years
- Y-o-Y increase of 16%
- $7.2M in retroactive fees from our latest secondary fund in the quarter

Incentive Fees


YTD
Y-o-Y Growth: 70%
USD in Millions
$18
$30
Q3 FY20
Q3 FY21


Long-Term Growth
CAGR: 25%
USD in Millions
$10
$29
FY15
FY20

- Incentive fees derived from a highly diversified pool of assets and funds
- Unrealized carried interest of $497M as of 12/31/20 diversified across 3,000+ assets and 70 funds
- Timing of realizations unpredictable

Total Revenues


YTD
Y-o-Y Growth: 21%
USD in Millions
$197
$239
Q3 FY20
Q3 FY21


Long-Term Growth
CAGR: 12%
USD in Millions
$155
$274
FY15
FY20

- Total revenues increased by 21%, driven by recurring management and advisory fee growth across core offerings

Hamilton Lane I Global Leader in the Private Markets
8

9Hamilton Lane l Global Leader in the Private Markets Unrealized Carried Interest Period Ending V eh ic le s U SD in M illions Unrealized Carried Interest $355 $409 $497 53 63 70 Unrealized Carried Interest Vehicles in Unrealized Carry Position Dec-18 Dec-19 Dec-20 0 25 50 75 $0 $100 $200 $300 $400 $500 $600 Unrealized Carry by Age < 5 years 38% 5-8 years 39% 8-12 years 15% > 12 years 8%

Consolidated Earnings

Profitability stable and growing

Net Income Attributable to HLI


YTD
Y-o-Y Growth: 45%
USD in Millions
$40
$58
Q3 FY20
Q3 FY21


Long-Term Growth
USD in Millions
N/A[1]
$61
FY15
FY20

- $33M in net income attributable to HLI for the quarter

Adjusted EBITDA[2]


YTD
Y-o-Y Growth: 30%
USD in Millions
$91
$118
Q3 FY20
Q3 FY21


Long-Term Growth
CAGR: 12%
USD in Millions
$74
$127
FY15
FY20

- Y-o-Y increase of 30% driven by growth in both management and advisory fees and incentive fees

Fee Related Earnings[2]


YTD
Y-o-Y Growth: 28%
USD in Millions
$73
$94
Q3 FY20
Q3 FY21


Long-Term Growth
CAGR: 10%
USD in Millions
$63
$101
FY15
FY20

- Y-o-Y growth of 28%
- Long-term double digit growth in Fee Related Earnings

[1]Prior to our IPO, HLI was a wholly-owned subsidiary of HLA with no operations or assets.
[2]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 21 and 22 of this presentation.

Hamilton Lane I Global Leader in the Private Markets

10

11Hamilton Lane l Global Leader in the Private Markets Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage... U SD in M ill io ns Investments $103 $120 $137 $154 $208 $265 Mar-16 Mar-17 Mar-18 Mar-19 Mar-20 Dec-20 $0 $50 $100 $150 $200 $250 • For 12/31/20, the total investment balance consisted of: ◦ ~$222M in equity method investments in our funds ◦ ~$42M in technology related and other investments • Modest leverage • $74M of debt as of 12/31/20 U SD in M ill io ns Leverage $67 $75 $74 Dec-19 Mar-20 Dec-20 $0 $20 $40 $60 $80 $100

12Hamilton Lane l Global Leader in the Private Markets Fiscal Year 2021 Third Quarter Results Earnings Presentation - February 2, 2021

13Hamilton Lane l Global Leader in the Private Markets Appendix

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended December 31, 2019	Three Months Ended December 31, 2020	% Change	Nine Months Ended December 31, 2019	Nine Months Ended December 31, 2020	% Change
Management and advisory fees	$59,837	$75,279	26 %	$179,584	$208,913	16 %
Incentive fees	8,301	9,304	12 %	17,532	29,845	70 %
Total revenues	**68,138**	**84,583**	**24 %**	**197,116**	**238,758**	**21 %**
Compensation and benefits	23,773	28,536	20 %	71,570	93,914	31 %
General, administrative and other	15,473	13,328	(14)%	42,736	34,978	(18)%
Total expenses	**39,246**	**41,864**	**7 %**	**114,306**	**128,892**	**13 %**
Equity in income of investees	4,454	11,923	168 %	14,331	8,699	(39)%
Interest expense	(651)	(468)	(28)%	(2,213)	(1,448)	(35)%
Interest income	196	658	236 %	624	775	24 %
Non-operating income	97	6,229	6322 %	4,175	6,830	64 %
Total other income (expense)	**4,096**	**18,342**	**348 %**	**16,917**	**14,856**	**(12)%**
Income before income taxes	**32,988**	**61,061**	**85 %**	**99,727**	**124,722**	**25 %**
Income tax expense	4,551	6,429	41 %	11,564	20,522	77 %
Net income	**28,437**	**54,632**	**92 %**	**88,163**	**104,200**	**18 %**
Less: Income (loss) attributable to non-controlling interests in general partnerships	44	(68)	(255)%	593	(346)	(158)%
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	14,896	21,497	44 %	47,393	46,283	(2)%
Net income attributable to Hamilton Lane Incorporated	**$13,497**	**$33,203**	**146 %**	**$40,177**	**$58,263**	**45 %**
Basic earnings per share of Class A common stock	$0.46	$0.96	109 %	$1.45	$1.79	23 %
Diluted earnings per share of Class A Common stock	$0.46	$0.96	109 %	$1.44	$1.78	24 %
Weighted-average shares of Class A common stock outstanding - basic	29,185,039	34,478,437		27,710,607	32,567,754	
Weighted-average shares of Class A common stock outstanding - diluted	29,608,206	34,751,392		28,097,595	32,807,948	

Hamilton Lane I Global Leader in the Private Markets

14

Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended December 31,			Nine Months Ended December 31,		
	2019	2020	% Change	2019	2020	% Change
Adjusted EBITDA[1]						
Management and advisory fees	$59,837	$75,279	26 %	$179,584	$208,913	16 %
Total expenses	39,246	41,864	7 %	114,306	128,892	13 %
Less:						
Incentive fee related compensation[2]	(3,895)	(4,408)	13 %	(8,204)	(13,828)	69 %
Management fee related expenses	35,351	37,456	6 %	106,102	115,064	8 %
Fee Related Earnings	**$24,486**	**$37,823**	**54 %**	**$73,482**	**$93,849**	**28 %**
Fee Related Earnings Margin	**41 %**	**50 %**		**41 %**	**45 %**	
Incentive fees	8,301	9,304	12 %	17,532	29,845	70 %
Incentive fees attributable to non-controlling interests	(102)	(25)	(75)%	(262)	(735)	181 %
Incentive fee related compensation[2]	(3,895)	(4,408)	13 %	(8,204)	(13,828)	69 %
Interest income	196	658	236 %	624	775	24 %
Equity-based compensation	1,761	1,759	0 %	5,244	5,310	1 %
Depreciation and amortization	771	1,005	30 %	2,379	2,982	25 %
Adjusted EBITDA	**$31,518**	**$46,116**	**46 %**	**$90,795**	**$118,198**	**30 %**
Adjusted EBITDA Margin	**46 %**	**55 %**		**46 %**	**50 %**	
Non-GAAP earnings per share[1]						
Net income attributable to Hamilton Lane Incorporated	**$13,497**	**$33,203**	**146 %**	**$40,177**	**$58,263**	**45 %**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	14,896	21,497	44 %	47,393	46,283	(2)%
Income tax expense	4,551	6,429	41 %	11,564	20,522	77 %
Adjusted pre-tax net income	**32,944**	**61,129**	**86 %**	**99,134**	**125,068**	**26 %**
Adjusted income taxes[3]	(7,841)	(14,488)	85 %	(23,594)	(29,641)	26 %
Adjusted net income	**$25,103**	**$46,641**	**86 %**	**$75,540**	**$95,427**	**26 %**
Adjusted shares outstanding[4]	**53,577,200**	**53,663,491**		**53,528,654**	**53,620,937**	
Non-GAAP earnings per share	**$0.47**	**$0.87**	**85 %**	**$1.41**	**$1.78**	**26 %**

[1] Adjusted EBITDA and Non-GAAP earnings per share are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 21.
[2] Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
[3] Represents corporate income taxes at our estimated statutory tax rate of 23.7% and 23.8% for the three and nine month periods ended December 31, 2020 and 2019, respectively, applied to adjusted pre-tax net income. The 23.7% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.7%. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%.
[4] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane | Global Leader in the Private Markets

15

16Hamilton Lane l Global Leader in the Private Markets Management and Advisory Fees Three Months Ended December 31, Nine Months Ended December 31, (Dollars in thousands) 2019 2020 % Change 2019 2020 % Change Management and advisory fees Specialized funds $27,789 $38,155 37% $81,733 $102,103 25 % Customized separate accounts 22,618 23,285 3% 67,047 70,600 5 % Advisory 5,878 6,618 13% 18,091 19,928 10 % Reporting and other 2,237 2,673 19% 6,492 8,093 25 % Distribution management 1,108 2,827 155% 3,169 5,291 67 % Fund reimbursement revenue 207 1,721 731% 3,052 2,898 (5) % Total management and advisory fees $59,837 $75,279 26% $179,584 $208,913 16 % Reporting and other: 8% Customized separate accounts: 34% Specialized funds: 49% Advisory: 9% Nine Months Ended December 31, 2020

17Hamilton Lane l Global Leader in the Private Markets Incentive Fees Three Months Ended December 31, Nine Months Ended December 31, (Dollars in thousands) 2019 2020 % Change 2019 2020 % Change Incentive fees Secondary Fund II $159 $638 301% $711 $919 29 % Co-investment Fund II 2,500 625 (75) % 6,254 17,334 177 % Other specialized funds 979 5,539 466% 4,292 8,487 98 % Customized separate accounts 4,663 2,502 (46) % 6,275 3,105 (51) % Incentive fees $8,301 $9,304 12% $17,532 $29,845 70 % As of December 31, 2019 September 30, 2020 December 31, 2020 YoY Change % QoQ Change % Allocated carried interest Secondary Fund II $3,446 $2,742 $1,907 (45) % (30) % Secondary Fund III 36,723 28,035 30,204 (18) % 8 % Secondary Fund IV 43,784 55,739 69,908 60% 25 % Secondary Fund V 235 2,866 15,961 6,692% 457 % Co-investment Fund II 54,558 22,526 21,064 (61) % (6) % Co-investment Fund III 48,490 58,869 68,839 42% 17 % Co-investment Fund IV 10,438 14,425 25,437 144% 76 % Other specialized funds 72,022 85,347 98,933 37% 16 % Customized separate accounts 139,232 139,133 165,130 19% 19 % Total allocated carried interest $408,928 $409,682 $497,383 22% 21%

18Hamilton Lane l Global Leader in the Private Markets Assets Under Management (Dollars in millions) December 31, 2019 September 30, 2020 December 31, 2020 YoY Change % QoQ Change % Assets under management / advisement Assets under management $66,271 $72,855 $75,777 14% 4 % Assets under advisement 421,799 474,131 580,984 38% 23 % Total assets under management /advisement $488,070 $546,986 $656,761 35% 20 % Fee-earning assets under management Customized separate accounts Balance, beginning of period $22,877 $24,286 $24,588 7% 1 % Contributions 1,030 1,368 1,054 2% (23) % Distributions (547) (1,099) (759) 39% (31) % Foreign exchange, market value and other (73) 33 143 N/A 333 % Balance, end of period $23,287 $24,588 $25,026 7% 2 % Specialized funds Balance, beginning of period $13,134 $14,720 $14,639 11% (1) % Contributions 639 368 916 43% 149 % Distributions (256) (462) (438) 71% (5) % Foreign exchange, market value and other 1 13 50 4,900% 285 % Balance, end of period $13,518 $14,639 $15,167 12% 4 % Total Balance, beginning of period $36,011 $39,006 $39,227 9% 1 % Contributions 1,669 1,736 1,970 18% 13 % Distributions (803) (1,561) (1,197) 49% (23) % Foreign exchange, market value and other (72) 46 193 N/A 320 % Balance, end of period $36,805 $39,227 $40,193 9% 2%

19Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands except share and per share amounts) March 31, 2020 December 31, 2020 Assets Cash and cash equivalents $50,124 $92,895 Restricted cash 3,086 3,042 Fees receivable 30,384 26,624 Prepaid expenses 6,988 4,920 Due from related parties 2,605 3,987 Furniture, fixtures and equipment, net 7,402 14,010 Lease right-of-use assets, net 9,577 66,170 Investments 207,747 264,613 Deferred income taxes 137,941 216,139 Other assets 17,675 23,429 Total assets $473,529 $715,829 Liabilities and Equity Accounts payable $1,968 $2,069 Accrued compensation and benefits 10,804 40,786 Deferred incentive fee revenue 3,704 3,704 Debt 74,524 73,630 Accrued members' distributions 5,829 7,906 Payable to related parties pursuant to tax receivable agreement 98,956 176,046 Dividends payable 8,027 10,775 Lease liabilities 10,184 73,967 Other liabilities (includes $13,394 and $18,162 at fair value) 22,132 27,094 Total liabilities 236,128 415,977 Class A common stock, $0.001 par value, 300,000,000 authorized; 29,842,784 and 34,918,578 issued and outstanding as of March 31, 2020 and December 31, 2020 respectively 30 35 Class B common stock, $0.001 par value, 50,000,000 authorized; 22,049,727 and 17,841,211 issued and outstanding as of March 31, 2020 and December 31, 2020, respectively 22 18 Additional paid-in-capital 107,727 142,564 Accumulated other comprehensive loss (78) — Retained earnings 47,090 73,703 Total Hamilton Lane Incorporated stockholders' equity 154,791 216,320 Non-controlling interests in general partnerships 4,853 2,086 Non-controlling interests in Hamilton Lane Advisors, L.L.C. 77,757 81,446 Total equity 237,401 299,852 Total liabilities and equity $473,529 $715,829

20Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Statements of Cash Flows (Unaudited) Nine Months Ended (Dollars in thousands) December 31, 2019 December 31, 2020 Operating activities Net income $88,163 $104,200 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 2,379 2,982 Change in deferred income taxes 7,197 13,382 Change in payable to related parties pursuant to tax receivable agreement 150 (73) Equity-based compensation 5,244 5,310 Equity in income of investees (14,331) (8,699) Gain on investments valued under the measurement alternative (4,973) (6,229) Proceeds received from investments 8,475 704 Non-cash lease expense 3,645 4,352 Other 688 (105) Changes in operating assets and liabilities 11,418 31,967 Net cash provided by operating activities 108,055 147,791 Investing activities Purchase of furniture, fixtures and equipment (1,207) (8,558) Purchase of other investments (3,967) (500) Proceeds from sales of investments valued under the measurement alternative 6,419 — Purchase of intangible assets — (1,000) Loan to investee (157) — Distributions received from investments 6,878 19,764 Contributions to investments (37,196) (57,119) Net cash used in investing activities (29,230) (47,413) Financing activities Proceeds from offerings 147,122 354,629 Purchase of membership interests (147,122) (354,629) Repayments of debt (3,750) (937) Draw-down on revolver 15,000 — Repayment of revolver (15,000) — Secured financing 15,750 — Contributions from non-controlling interest in general partnerships 30 70 Distributions to non-controlling interest in general partnerships (898) (2,491) Repurchase of Class B common stock (2) (4) Repurchase of Class A shares for employee tax withholding (45) (36) Proceeds received from issuance of shares under Employee Share Purchase Plan 885 1,077 Payments to related parties, pursuant to tax receivable agreement — (36) Dividends paid (21,041) (28,902) Members' distributions paid (36,613) (26,522) Net cash used in financing activities (45,684) (57,781) Effect of exchange rate changes on cash and cash equivalents (37) 130 Increase in cash, cash equivalents, and restricted cash 33,104 42,727 Cash, cash equivalents, and restricted cash at beginning of the period 51,590 53,210 Cash, cash equivalents, and restricted cash at end of the period $84,694 $95,937

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands except share and per share amounts)	Year Ended March 31, 2015	Year Ended March 31, 2020	Three Months Ended December 31, 2019	Three Months Ended December 31, 2020	Nine Months Ended December 31, 2019	Nine Months Ended December 31, 2020
Net income attributable to Hamilton Lane Incorporated	**$0**	**$60,825**	**$13,497**	**$33,203**	**$40,177**	**$58,263**
Income (loss) attributable to non-controlling interests in general partnerships	2,242	85	44	(68)	593	(346)
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	69,260	65,866	14,896	21,497	47,393	46,283
Incentive fees	(9,509)	(29,128)	(8,301)	(9,304)	(17,532)	(29,845)
Incentive fee related compensation[1]	4,542	13,677	3,895	4,408	8,204	13,828
Interest income	(87)	(709)	(196)	(658)	(624)	(775)
Interest expense	5,883	2,816	651	468	2,213	1,448
Income tax expense	483	13,968	4,551	6,429	11,564	20,522
Equity in income of investees	(10,474)	(20,250)	(4,454)	(11,923)	(14,331)	(8,699)
Non-operating loss (income)	1,056	(6,172)	(97)	(6,229)	(4,175)	(6,830)
Fee Related Earnings	**$63,396**	**$100,978**	**$24,486**	**$37,823**	**$73,482**	**$93,849**
Depreciation and amortization	1,867	3,291	771	1,005	2,379	2,982
Equity-based compensation	3,390	7,183	1,761	1,759	5,244	5,310
Incentive fees	9,509	29,128	8,301	9,304	17,532	29,845
Incentive fees attributable to non-controlling interests	—	(320)	(102)	(25)	(262)	(735)
Incentive fee related compensation[1]	(4,542)	(13,677)	(3,895)	(4,408)	(8,204)	(13,828)
Interest income	87	709	196	658	624	775
Adjusted EBITDA	**$73,707**	**$127,292**	**$31,518**	**$46,116**	**$90,795**	**$118,198**
Non-GAAP earnings per share reconciliation						
Net income attributable to Hamilton Lane Incorporated			**$13,497**	**$33,203**	**$40,177**	**$58,263**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			14,896	21,497	47,393	46,283
Income tax expense			4,551	6,429	11,564	20,522
Adjusted pre-tax net income			**32,944**	**61,129**	**99,134**	**125,068**
Adjusted income taxes[2]			(7,841)	(14,488)	(23,594)	(29,641)
Adjusted net income			**$25,103**	**$46,641**	**$75,540**	**$95,427**
Weighted-average shares of Class A common stock outstanding - diluted			29,608,206	34,751,392	28,097,595	32,807,948
Exchange of Class B and Class C units in HLA[3]			23,968,994	18,912,099	25,431,059	20,812,989
Adjusted shares outstanding			**53,577,200**	**53,663,491**	**53,528,654**	**53,620,937**
Non-GAAP earnings per share			**$0.47**	**$0.87**	**$1.41**	**$1.78**

[1] Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
[2] Represents corporate income taxes at our estimated statutory tax rate of 23.7% and 23.8% for the three and nine month periods ended December 31, 2020 and 2019, respectively, applied to adjusted pre-tax net income. The 23.7% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.7%. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%.
[3] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane I Global Leader in the Private Markets

21

22Hamilton Lane l Global Leader in the Private Markets Terms Adjusted EBITDA is our primary internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings ("FRE") is used to highlight earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate. We believe Non-GAAP earnings per share is useful to investors because it enables them to better evaluate per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments, and; (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA.

23Hamilton Lane l Global Leader in the Private Markets Disclosures Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will", "expect", "believe", "estimate", "continue", "anticipate", "intend", "plan", and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with investment guidelines set by our clients; our ability to consummate planned acquisitions and successfully integrate the acquired businesses with ours; our ability to manage risks associated with pursuing new lines of business; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2020, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of February 2, 2021